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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 July 29, 1998

                              THE PITTSTON COMPANY

             (Exact Name of registrant as specified in its charter)

             Virginia               1-9148            54-1317776
         (State or other        (Commission        (I.R.S. Employer
           jurisdiction         File Number)      Identification No.)
        of Incorporation)

1000 Virginia Center Parkway
P.O. Box 4229
Glen Allen, VA                                     23058-4229
(Address of principal                              (Zip Code)
executive offices)

                                 (804) 553-3600
              (Registrant's telephone number, including area code)

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Item 5.  Other Events

     The Pittston Company has announced earnings for the second quarter of 1998 for the Pittston Brink's Group, Pittston BAX Group and Pittston Minerals Group. Press releases dated July 29, 1998, are filed as exhibits to this report and are incorporated herein by reference.

                                    EXHIBITS

99(a) Registrant's Pittston Brink's Group press release dated July 29, 1998.

99(b) Registrant's Pittston BAX Group press release dated July 29, 1998.

99(c) Registrant's Pittston Minerals Group press release dated July 29, 1998.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   THE PITTSTON COMPANY
                                                      (Registrant)

                                                   By /s/ James B. Hartough
                                                      ---------------------
                                                       Vice President-
                                                       Corporate Finance and
                                                       Treasurer

Date: July 29, 1998

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                                    EXHIBITS

Exhibit  Description

99(a) Registrant's Pittston Brink's Group press release dated July 29, 1998.

99(b) Registrant's Pittston BAX Group press release dated July 29, 1998.

99(c) Registrant's Pittston Minerals Group press release dated July 29, 1998.

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